UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 2, 2023

United Parcel Service, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15451	58-2480149
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

55 Glenlake Parkway, N.E., Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (404) 828-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class B common stock, par value $0.01 per share	UPS	New York Stock Exchange
0.375% Senior Notes due 2023	UPS23A	New York Stock Exchange
1.625% Senior Notes due 2025	UPS25	New York Stock Exchange
1% Senior Notes due 2028	UPS28	New York Stock Exchange
1.500% Senior Notes due 2032	UPS32	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01.	Regulation FD Disclosure.

From time to time, including on March 7, 2023, United Parcel Service, Inc. (the “Company”) expects to participate in analyst and investor conferences. Materials provided or displayed at those conferences, such as slides and presentations, may be posted on our investor relations website at www.investors.ups.com under the heading “Presentations,” when made available. These presentations may contain new material information about the Company and you are encouraged to monitor this site for any new posts, as we may use this mechanism as a public announcement.

Item 8.01.	Other Events.

On March 2, 2023, the Company entered into an agreement (the “Underwriting Agreement”) with the underwriters listed on Schedule I thereto (the “Underwriters”), whereby the Company agreed to sell and the Underwriters agreed to purchase from the Company, subject to and upon the terms and conditions set forth in the Underwriting Agreement, $528,728,000 principal amount of Floating Rate Senior Notes due 2073 (the “Transaction”).

The Company intends to use the net proceeds of the Transaction for general corporate purposes.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The Company is filing this Current Report on Form 8-K in order to file with the Securities and Exchange Commission certain items related to the Transaction that are to be incorporated by reference into its Registration Statement on Form S-3ASR (Registration No. 333-267664).

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

1.1	Underwriting Agreement

4.1	Form of Floating Rate Senior Note due 2073

5.1	Opinion of King & Spalding LLP

23.1	Consent of King & Spalding LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED PARCEL SERVICE, INC.

Date: March 7, 2023	By:	/s/ Brian Newman
	Name:	Brian Newman
	Title:	Executive Vice President and Chief Financial Officer